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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) September 10, 2007

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)


           Nevada                      000-51859                 98-0372780
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(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)

           1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 5.02   DEPARTURE OF DIRECTOR; ELECTION OF DIRECTOR.

ELECTION OF DIRECTOR

On October 26, 2007 (the "Effective Date"), the board of directors of Electronic Sensor Technology, Inc. (the "Registrant") elected Rita Benoy Bushon as a director of the Registrant to fill the vacancy created by the retirement of Mike Krishnan, which is described further below. Ms. Bushon has served as President of L&G Resources (1994) Inc. since September 2007. Ms. Bushon has served as Executive Director and as a member of the Executive Committee of Land & General Berhad since December 2006. Previously, she was a Director of Land & General Berhad, a position she was appointed to in March 2002. Land & General Berhad, through its subsidiary L&G Resources (1994) Inc., is the Registrant's largest shareholder, owning approximately 17% of the Registrant's outstanding shares of common stock and approximately an additional 0.4% of shares underlying a warrant. From December 1984 to her retirement in October 2007, Ms. Bushon held various senior executive positions with Employees Provident Fund (Malaysia) including Head of Private Equity and Head of Public Equity Research. Ms. Bushon was a Director and a founding member of the Minority Shareholder Watchdog Group, a Malaysian public company, from December 2001 to February 2007. Ms. Bushon does not serve as a director of any other publicly reporting company in the United States. Since 2003, Ms. Bushon has served on the Board of Directors of Kentucky Fried Chicken Ltd. (Malaysia). Ms. Bushon received a Masters in Business Administration from Henley/Brunel University, West London in 1993, and earned an honours degree in Economic Statistics from Universiti Kebangsaan Malaysia in 1984.

Ms. Bushon has not been a party to or had a direct or indirect material interest in any transaction, proposed transaction or series of transactions in which the Registrant was, is to be or was to have been a party since the beginning of 2006 involving an amount in excess of $120,000 or one percent of the average of the Registrant's total assets at year-end for the last three completed fiscal years.

RETIREMENT OF DIRECTOR

On September 10, 2007, Mike Krishnan announced his retirement as a director of the Registrant to the board of directors of the Registrant, effective as of such date.

A copy of the press release issued on October 31, 2007 announcing Mr. Krishnan's retirement and Ms. Bushon's appointment as a director of the Registrant is attached hereto as Exhibit 99.1.

ITEM 9.01     EXHIBITS.

Exhibit No.   Description
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99.1          Press Release dated October 31, 2007.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ELECTRONIC SENSOR TECHNOLOGY, INC.


Date: October 31, 2007                     By: /s/ Philip Yee
                                               ---------------------------------
                                           Name:  Philip Yee
                                           Title: Secretary, Treasurer and Chief
                                                  Financial Officer